UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

February 18, 2010
(Date of earliest event reported)

GAMMA PHARMACEUTICALS INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-53355	72-1235451
(Commission File Number)	(IRS Employer Identification No.)

7477 W. Lake Mead Blvd., Suite 170,
Las Vegas, NV 89128-1026

(702) 989-5262
(Registrant’s telephone number, including area code)

Copies of Communications to:

Nelson Mullins Riley & Scarborough LLP
One Boston Place
Boston, Massachusetts 02108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for historical information contained herein, this Current Report on Form 8-K contains certain forward-looking information based on our current expectations. The inclusion of forward-looking statements should not be regarded as a representation by us or any other person that the objectives or plans will be achieved because our actual results may differ materially from any forward-looking statement. The words “may,” “should,” “plans,” “believe,” “anticipate,” “estimate,” “expect,” their opposites and similar expressions are intended to identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. We caution readers that such statements are not guarantees of future performance or events and are subject to a number of factors that may tend to influence the accuracy of the statements, including but not limited to, those risk factors outlined in the section titled “Risk Factors”. You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the Securities and Exchange Commission (“SEC”) after the date of this Current Report.

Item 1.01                      Entry into Material Definitive Agreements.

On February 18, 2010, Gamma Pharmaceuticals, Inc. (“Gamma” or the “Company”) entered into an agreement to form a Joint Venture Company named Holyfield Gamma Choice, LLC (“HGC”) with Holyfield International, LLC, an entity affiliated with Boxing World Heavyweight Champion, Evander Holyfield.  Mr. Holyfield is the only 4-time Boxing World Heavyweight Champion and, in unaided focus groups, he is identified as one of the world’s most recognized athletes.  The joint venture, branded “Holyfield Choice,” is formulating and marketing an exclusive line of vitamins and nutritional products utilizing Mr. Holyfield’s expertise in nutrition and physical training and Gamma’s formulation and marketing knowhow.   HGC is closely integrated with Gamma’s existing corporate infrastructure and distribution channels, and currently has four product lines and seven SKUs, with plans for expansion. Under the terms of the joint venture, Gamma will consolidate HGC’s performance into Gamma’s financials.

Concurrently, HGC entered into a Licensing Agreement with Holyfield Choice LLC f/s/o Evander Holyfield.   Under the Licensing Agreement, HGC obtained the exclusive right to use the name, image and likeness of Evander Holyfield and certain other ancillary services including personal appearances for the sole purpose of promoting the nutritional and wellness products marketed and distributed through HGC.  The License Agreement shall remain in effect as long as the HGC is in existence.

On February 23, 2010, Gamma entered into a multi-year agreement with Wholesale Depot Corp. ("WDC"), one of North America’s leading wholesale distribution organizations to distribute the full line of Gamma products.  The agreement, which is evergreen in duration, provides for minimum monthly volume purchases at wholesale of 40,000 cases of Gamma’s various branded products once product and distribution levels are ramped up to the contract minimums.  Gamma and WDC are diligently working together to achieve these minimum levels as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010	GAMMA PHARMACEUTICALS INC.

By: /s/ Peter Cunningham
Peter Cunningham, CEO